PELOTON INTERACTIVE, INC. ANNOUNCES UPSIZE AND PRICING OF OFFERING OF $700.0 MILLION 8.625% SENIOR SECURED NOTES DUE 2032

NEW YORK, November 10, 2026 -- Peloton Interactive, Inc. (“Peloton”) (NASDAQ: PTON) today announced the upsize and pricing of $700.0 million aggregate principal amount of 8.625% senior secured notes due 2032 (the “notes”) in a private offering (the “offering”) (i) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and (ii) outside the United States pursuant to Regulation S under the Securities Act by means of a private offering memorandum (the “offering memorandum”). The size of the offering was increased from the previously announced $600.0 million aggregate principal amount.
The notes will be senior secured obligations of Peloton. The notes will bear interest at an annual rate of 8.625%. The sale of the notes to the initial purchasers is expected to settle on November 20, 2026, subject to customary closing conditions, and is expected to result in approximately $700.0 million in gross proceeds to Peloton before deducting the initial purchasers' discounts and commissions and estimated offering expenses payable by Peloton. The offering is part of a previously announced global refinancing, which also includes the proposed entry into a $200.0 million five-year revolving credit facility (the “new revolving facility”).
Peloton intends to use the net proceeds from the offering, together with cash on hand, to repay all term loans outstanding under its existing $1.0 billion five-year term loan facility (the “existing term loan facility”), which will be terminated in connection with such repayment, and to pay fees and expenses related thereto. The closing of the offering is not conditioned upon the entry into the new revolving facility or the repayment of the existing term loan facility. Any remaining net proceeds will be used for general corporate purposes, which may include, among other things, repurchases of Peloton’s Class A common stock, capital expenditures, working capital, acquisitions and other business opportunities.
This announcement is neither an offer to sell nor a solicitation of an offer to buy any of the notes and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale is unlawful.
Safe Harbor Statement
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release, other than statements of historical fact, including, without limitation, statements regarding the proposed offering and entry into the new revolving facility, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions.
We have based these forward-looking statements on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, assumptions, and other important factors that could cause actual results to differ materially from those stated, including, without limitation: our ability to successfully execute our business strategy, including our commercial strategy; our ability to achieve and maintain future profitability and positive free cash flow; our ability to attract and maintain subscribers and subscriptions (“Subscriptions”), including from channels such as secondary marketplaces over which we have limited control; our ability to accurately forecast consumer demand for our products and services and adequately manage our inventory; our ability to achieve the expected benefits of our restructuring initiatives and other cost-saving measures; our ability to effectively manage our growth and costs; our ability to anticipate consumer preferences and successfully develop and offer new products and services in a timely manner, and effectively manage the introduction of new or enhanced products and services; demand for our products and services, including any declines in sales of our Connected Fitness Products, and growth of the connected fitness and wellness markets; our ability to maintain the value and reputation of the Peloton and Precor brands; disruptions or failures of our information technology systems or websites, or those of third parties on whom we rely; our reliance on, and lack of control over, a limited number of suppliers, contract manufacturers, and logistics partners for our Connected Fitness Products; our ability to predict our long-term performance and changes to our revenue as our business matures; the effects of increased competition in our markets and our ability to compete effectively; our dependence on third-party licenses for use of music in our content; actual or perceived defects in, or safety of, our products, including any impact of product recalls, including our Original Series Bike and Bike+ seat post recalls, quality improvement or similar programs or legal or regulatory claims, proceedings, or investigations involving our products; increases in component costs, long lead times, supply shortages or other supply chain disruptions; accidents, safety incidents or workforce disruptions; seasonality or other fluctuations in our quarterly results; our ability to generate class content; risks related to acquisitions or dispositions and our ability to successfully operate and further integrate any such acquired companies into our operations and control environment, including our Commercial Business Unit; risks related to expansion into international markets, including political and economic instability of foreign markets; risks related to payment processing, cybersecurity, or data privacy; risks related to artificial intelligence (“AI”) and our integration of AI into our products, services and business operations, including risks related to flawed algorithms, intellectual property infringement, cybersecurity vulnerabilities, data privacy, and evolving regulatory requirements; risks related to our Peloton Apps and their ability to work with a range of mobile and streaming technologies, systems, networks, and standards; our ability to effectively price and market our Connected Fitness Products and Subscriptions; any inaccuracies in, or failure to achieve, operational and business metrics or forecasts; our ability to maintain effective internal control over financial reporting and our financial and management systems; impacts from warranty claims or product returns; our ability to maintain, protect, and enhance our intellectual property; our ability to comply with laws and regulations that currently apply or become applicable to our business both in the United States and internationally; risks related to changes in global trade policies, including our ability to mitigate the effects of tariffs and other non-tariff restrictions, such as taxes, quotas, local content rules, customs detentions and other protectionist measures, and our ability to obtain any tariff refunds or rebates; our reliance on third parties for computing, storage, processing, and similar services, as well as delivery and installation of our products; our ability to attract and retain highly skilled personnel, including key members of senior management, and maintain our culture; the impact of macroeconomic conditions, including inflation, changes in consumer spending, recession, and rising interest rates, on demand for our products and services; risks related to pending or future litigation, government investigations, and regulatory proceedings, including securities litigation, patent litigation, and product liability matters; risks related to our common stock and indebtedness; and those risks and uncertainties described in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission, as such risks and uncertainties may be updated in our filings with the Securities and Exchange Commission, which are available on the Investor Relations page of our website at https://investor.onepeloton.com/investor-relations and on the SEC website at www.sec.gov. You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. Our forward-looking statements speak only as of the date of this press release, and we undertake no obligation to update any of these forward-looking statements for any reason after the date of this press release or to conform these statements to actual results or revised expectations, except as required by law.
About Peloton
Peloton (NASDAQ: PTON) provides members with world-class equipment, ground-breaking software, expert human instruction, and the world’s most supportive fitness community. Founded in 2012 and headquartered in New York City, Peloton has millions of members across the US, UK, Canada, Germany, Australia, and Austria.
Investor Relations Contact:
investor@onepeloton.com
Media Contact:
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